UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 24, 2020

HOME BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

000-51904	71-0682831
(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HOMB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Information.

On March 24, 2020, Home BancShares, Inc. (the “Company”) issued a press release announcing that, due to the emerging public health impact of the COVID-19 pandemic, the Company has changed the time and location of its Annual Meeting to be held on Thursday, April 16, 2020. The Annual Meeting will now be held at 9:00 a.m. (CDT) on April 16, 2020 at the Company’s corporate offices located at 719 Harkrider Street, Conway, Arkansas. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Further information regarding the changes to the Annual Meeting and information for shareholders who plan to attend the meeting can be found in the proxy supplement and Notice of Change of Time and Location of Annual Meeting of Shareholders attached as Exhibit 99.2 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release: Home BancShares, Inc. Announces Changes to Annual Meeting of Shareholders to be Held on April 16, 2020

99.2	Notice of Change of Time and Location of Annual Meeting of Shareholders to be Held on April 16, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: March 24, 2020	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer

Exhibit 99.1

For Immediate Release:	March 24, 2020

Home BancShares, Inc. Announces Changes to

Annual Meeting of Shareholders to be Held on April 16, 2020

Conway, AR – Home BancShares, Inc. (NASDAQ: HOMB) (“Home” or the “Company”), parent company of Centennial Bank (“Centennial”), today announced that due to the emerging public health impact of the COVID-19 pandemic and to support the health and well-being of our shareholders and other stakeholders, the Company has changed the time and location of its Annual Meeting of Shareholders to be held on April 16, 2020. The Annual Meeting will now be held at 9:00 a.m. (CDT) on April 16, 2020 at the Company’s corporate offices located at 719 Harkrider Street, Conway, Arkansas.

Shareholders who vote their shares by proxy do not need to attend the Annual Meeting. The Company asks that any shareholders who do plan to attend the meeting please notify the Company at least 24 hours in advance of the meeting by contacting our Investor Relations Officer, Donna Townsell, at (501) 328-4625. In light of recent guidelines recommended by federal and state authorities and the Centers for Disease Control and Prevention restricting group gatherings, seating may be limited to comply with the applicable recommended guidelines. Additionally, attendees may be subject to health screening procedures upon entering the building consistent with practices advised by governmental authorities or as otherwise in place for visitors to the Company’s corporate office.

Whether or not shareholders plan to attend the meeting, the Company urges all shareholders of record as of the record date, February 24, 2020, to promptly submit their proxy by executing and returning the proxy card previously mailed to them or by voting by telephone or on the Internet by following the voting instructions printed on their proxy card. Your vote is important.

1

Further information regarding the Annual Meeting can be found in the proxy statement and supplemental materials filed by the Company with the Securities and Exchange Commission on February 27, 2020 and March 24, 2020.

General

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Its wholly-owned subsidiary, Centennial Bank, provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has branch locations in Arkansas, Florida, South Alabama and New York City. The Company’s common stock is traded through the NASDAQ Global Select Market under the symbol “HOMB.”

This release may contain forward-looking statements regarding the Company’s plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements. These factors include, but are not limited to, the following: economic conditions, credit quality, interest rates, loan demand, business uncertainties as a result of the ongoing coronavirus pandemic, the ability to successfully integrate new acquisitions, legislative and regulatory changes and risks associated with current and future regulations, technological changes and cybersecurity risks, competition from other financial institutions, changes in the assumptions used in making the forward-looking statements, and other factors described in reports we file with the Securities and Exchange Commission, including those factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 26, 2020.

FOR MORE INFORMATION CONTACT

Home BancShares, Inc.

Donna Townsell

Investor Relations Officer

(501) 328-4625

2

Exhibit 99.2

HOME BANCSHARES, INC.

719 Harkrider Street, Suite 100

Conway, Arkansas 72032

(501) 339-2929

Internet Site: www.homebancshares.com

Additional Information Regarding the Annual Meeting of Shareholders To Be Held on April 16, 2020

The following Notice of Change of Time and Location relates to the proxy statement (the “Proxy Statement”) of Home BancShares, Inc. (the “Company”), dated February 27, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, April 16, 2020. This Supplement is being filed with the Securities and Exchange Commission to provide notice of a change of time and location of the Annual Meeting and is being made available to shareholders on or about March 24, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Notice of Change of Time and Location of Annual Meeting of Shareholders To Be Held on April 16, 2020

To the Shareholders of Home BancShares, Inc.:

Due to the emerging public health impact of the COVID-19 pandemic and to support the health and well-being of our shareholders and other stakeholders, NOTICE IS HEREBY GIVEN that the time and location of the 2020 Annual Meeting of Shareholders of Home BancShares, Inc. (the “Company”) to be held on Thursday, April 16, 2020 (the “Annual Meeting”) have been changed. The Annual Meeting will now be held at 9:00 a.m. (CDT) on April 16, 2020 at the Company’s corporate offices located at 719 Harkrider Street, Conway, Arkansas.

As described in the proxy materials for the Annual Meeting previously distributed, the Board fixed the close of business on February 24, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Shareholders who vote by proxy do not need to attend the meeting. If shareholders plan to attend the meeting, the Company asks that you please notify the Company at least 24 hours in advance of the meeting by contacting our Investor Relations Officer, Donna Townsell, at (501) 328-4625. In light of recent guidelines recommended by federal and state authorities and the Centers for Disease Control and Prevention restricting group gatherings, seating may be limited to comply with applicable recommended guidelines. Additionally, attendees may be subject to health screening procedures upon entering the building consistent with practices advised by governmental authorities or as otherwise in place for visitors to the Company’s corporate office.

Whether or not shareholders plan to attend the meeting, the Company urges all shareholders of record as of the Record Date to promptly submit their proxy by executing and returning the proxy card previously mailed to them or by voting by telephone or on the Internet by following the voting instructions printed on their proxy card. Your vote is important.

For further information regarding the matters to be acted upon at the Annual Meeting, the Company urges you to carefully read the Proxy Statement in its entirety. The Company’s proxy materials are available at www.envisionreports.com/homb.

By Order of the Board of Directors

JOHN W. ALLISON
Chairman and Chief Executive Officer

Conway, Arkansas

March 24, 2020